                                                                   EXHIBIT 10.15

                            CLAWBACK RIGHTS AGREEMENT

      THIS CLAWBACK RIGHTS AGREEMENT (this "AGREEMENT"), dated November 29, 2004, is entered into by and among Focus Media Holding Limited, an international business company organized and existing under the laws of the British Virgin Islands (the "COMPANY"), JJ Media Investment Holding Limited, an international business company organized and existing under the laws of the British Virgin Islands ("MANAGERCO"), Jiang Nanchun [CHINESE CHARACTER] of 28th Floor, Zhao Feng World Trade Building, No. 369 Jiangsu Road, Shanghai, China, each of the parties set forth in Schedule A (the "INVESTORS") and each of the parties set forth in Schedule B (the "EXISTING PREFERRED HOLDERS").

                                    RECITALS

      WHEREAS, as of the date hereof, ManagerCo holds 688,000 of the Company's ordinary shares, par value US$0.01 per share (the "ORDINARY SHARES");

      WHEREAS ManagerCo has been established by Mr. Jiang to invest in and hold an interest in the Company and, subject to the terms and conditions of this Agreement, it is intended that, as of any given time, Mr. Jiang should be the ultimate beneficial owner of all such interest in the Company, free and clear of all Encumbrances other than in connection with this Agreement or the Shareholders Agreement (the "AGREED BENEFICIAL INTEREST");

      WHEREAS, the Company, MangerCo, the Existing Preferred Holders and the Investors are parties to a Share Purchase Agreement, dated November 9, 2004 (the "SHARE PURCHASE AGREEMENT");

      WHEREAS, it is a condition precedent under the Share Purchase Agreement that the Company, ManagerCo and Mr. Jiang enter into this Agreement; and

      WHEREAS the Company, ManagerCo, the Existing Preferred Holders and Mr. Jiang seek to induce the Investors to consummate their investment in the Company as contemplated in the Share Purchase Agreement, and to such ends, seek to satisfy the conditions precedent to such investment by entering into this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises set forth above, the mutual covenants and agreements set forth herein and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

Interpretation

      Definitions. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the following meanings:

            "ACCOUNTING PRINCIPLES" shall mean generally accepted accounting principles as applied in the United States of America.

                                                       Clawback Rights Agreement

            "AGREED BENEFICIAL OWNER" means, as of the date hereof, Jason Jiang.

            "CONTROL" means, when used with respect to any Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "CONTROLLING" and "CONTROLLED" have meanings correlative to the foregoing.

            "DEBTOR RELIEF LAW" means any laws relating to the liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief in any applicable jurisdiction from time to time in effect and affecting the rights of creditors generally.

            "EARNOUT AGREEMENT" means that certain Earnout Agreement, dated of even date herewith, among the Company, Mr. Jiang and the Investors.

            "ENCUMBRANCE" means any claim, charge, easement, encumbrance, lease, covenant, security interest, lien, option, pledge, rights of others, or restriction (whether on voting, sale, transfer, disposition or otherwise), whether imposed by agreement, understanding, law, equity or otherwise.

            "EQUITY SECURITIES" means any Ordinary Shares or Ordinary Share Equivalents.

            "FOCUS SHARES" means, as of any given time, all of the Ordinary Shares and Ordinary Share Equivalents held by ManagerCo.

            "HOLDERS" means, the Investors and the Existing Preferred Holders, together with the permitted transferees and assigns of any Holder.

            "HONG KONG" means the Hong Kong Special Administrative Region.

            "IPO" means a firm commitment underwritten initial public offering of the Company's Ordinary Shares.

            "LIABILITIES" means, with respect to any Person, liabilities owing by such Person of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due.

            "ORDINARY SHARES" means the ordinary shares, par value US$0.01 per share, of the Company.

            "ORDINARY SHARE EQUIVALENTS" means warrants, options and rights exercisable for Ordinary Shares and instruments convertible or exchangeable for Ordinary Shares.

            "PERSON" means any natural person, limited liability company, joint stock company, joint venture, partnership, enterprise, trust, unincorporated organization or any other entity or organization.

                                                       Clawback Rights Agreement

            "PRC" means the People's Republic of China, solely for purposes of this Agreement, excluding Hong Kong, the Macau Special Administrative Region and the islands of Taiwan.

            "QUALIFIED EXCHANGE" means the New York Stock Exchange, the Nasdaq Stock market's National Market System, the Main Board of the Hong Kong Stock Exchange, the Main Market of the London Stock Exchange or the Mainboard of the Singapore Exchange.

            "SERIES C MAJORITY" means, for any given time, Holders representing a majority in voting power of the Series C Shares then held by all Holders.

            "SERIES C SHARES" means the Series C Convertible preferred shares, par value US$0.01 per share.

            "SERIES C QPO" means an IPO by the Company on a Qualified Exchange (or such other exchange as shall be approved in writing by the holders of a majority in voting power of the Series C Shares) of Ordinary Shares representing at least 25% of the fully-diluted share capital of the Company immediately following the offering, at a price per share that values the Company at no less than US$335,000,000 immediately prior to the offering.

            "SHAREHOLDER AGREEMENT" means that certain Amended and Restated Shareholders Agreement, dated of even date herewith, among the Company, ManagerCo and the additional parties named therein.

      Interpretation. For all purposes of this Agreement, except as herein otherwise expressly provided, (i) the terms defined in 0 shall have the meanings assigned to them in 0 and include the plural as well as the singular, (ii) all accounting terms not otherwise defined herein have the meanings assigned under the Accounting Principles, (iii) all references in this Agreement to designated "Sections" and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement, (iv) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, (v) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision, and (vi) all references in this Agreement to designated Schedules, Exhibits and Annexes are to the Schedules, Exhibits and Annexes attached to this Agreement.

Prohibition on transfers or indebtedness

      Transfer of Interest. The Agreed Beneficial Owner will not sell, assign, transfer, pledge, hypothecate, or otherwise permit to be encumbered or dispose of in any way, all or any part of any interest in ManagerCo now or hereafter owned or held by the Agreed Beneficial Owner. Any sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition of any interest in ManagerCo not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of ManagerCo, and shall not be recognized by ManagerCo.

      Indebtedness. ManagerCo shall not create, incur, assume, guaranty or otherwise suffer to exist any Liability other than (i) pursuant to this Agreement or the Shareholders Agreement or (ii) any Liability for legal fees or other amounts incurred in the ordinary course

                                                       Clawback Rights Agreement
to maintain ManagerCo as a company in good standing in the British Virgin Islands which Liability is discharged within thirty (30) days of becoming due and payable.

Clawback

      Clawback Right. Subject to the terms and conditions under this Section 3, ManagerCo hereby grants the Holders a right (a "CLAWBACK RIGHT") to purchase all, but not less than all, the Focus Shares at a price equal to the aggregate par value thereof (the "CLAWBACK PRICE") following the occurrence of an Event of Default.

      Optional Exercise.

            The Clawback Right granted under this Section may be exercised by a Series C Majority delivering written notice (a "CLAWBACK EXERCISE NOTICE") to ManagerCo, together with a certified check or bank cashier's check for not less than the Clawback Price, not later than the date one (1) year after the first date that ManagerCo shall give written notice to each Holder of the occurrence of an Event of Default. At such time as a Series C Majority delivers a Clawback Exercise Notice to ManagerCo, the Series C Majority shall also deliver a copy of such notice to the Company and to each other Holder.

            Upon delivery of a Clawback Exercise Notice by a Series C Majority and payment of the Clawback Price to ManagerCo, notwithstanding that the Company's register of members may not have been updated or that share certificates may not immediately be delivered to the Holders, (i) the Focus Shares shall be deemed to have been transferred to the Holders pro rata, according to the respective number of Ordinary Shares held thereby (assuming the exercise, conversion or exchange of any Ordinary Share Equivalents) at the date of the Clawback Exercise Notice, and each Holder shall be deemed to be the holder of record of the applicable number of Focus Shares, and (ii) ManagerCo shall be deemed to have transferred all rights that it may have with respect to the Focus Shares, shall no longer have any rights as a holder thereof and shall promptly deliver all certificates evidencing the Focus Shares, together with duly executed instruments of transfer with respect thereto, to such Person as is designated in the Clawback Exercise Notice to represent the Holders in such respect.

            The Series C Majority exercising the Clawback Rights hereunder shall have a right to seek reimbursement from each other Holder for a pro rata portion of the Clawback Price paid by the Series C Majority to ManagerCo, determined according to the respective number of Ordinary Shares held by the Holders (assuming the exercise, conversion or exchange of any Ordinary Share Equivalents) at the date of the Clawback Exercise Notice. Each other Holder shall pay such pro rata portion of the Clawback Price promptly, and in any event within fifteen (15) days after receipt of written notice from the Series C Majority requesting payment thereof, payment to be made in accordance with any payment instructions as shall be set forth in such notice.

      Automatic Exercise.

            Following the occurrence of an Event of Default under Section 0, the Clawback Right granted hereunder shall be deemed to have been automatically exercised immediately as of the time of such Event of Default. From such exercise, notwithstanding that the Company's register of members may not have been updated or that share certificates may not immediately be delivered to the Holders, (i) the Focus Shares shall be deemed to

                                                       Clawback Rights Agreement
have been transferred to the Holders pro rata, according to the respective number of Ordinary Shares held thereby (assuming the exercise, conversion or exchange of any Ordinary Share Equivalents) at the time of the Event of Default, and each Holder shall be deemed to be the holder of record of the applicable number of Focus Shares, and (ii) ManagerCo shall be deemed to have transferred all rights that it may have with respect to the Focus Shares, shall no longer have any rights as a holder thereof and shall promptly deliver to such Person as is indicated in the Clawback Exercise Notice all certificates evidencing the Focus Shares, together with duly executed instruments of transfer with respect thereto.

            Promptly following ManagerCo giving notice thereto of an Event of Default under Section 0 below, each Holder shall pay ManagerCo, at the principal office of ManagerCo, or at such other office or agency as ManagerCo may designate by notice to such Holder in writing, an amount equal to such Holder's pro rata portion of the Clawback Price, determined according to the respective number of Ordinary Shares held by the Holders (assuming the exercise, conversion or exchange of any Ordinary Share Equivalents) at the date of such Event of Default.

      Event of Default. For purposes of this Agreement, an "EVENT OF DEFAULT" shall mean the occurrence of any of the circumstances described below, following the date hereof:

      (i) the Agreed Beneficial Owner shall cease to hold its full Agreed Beneficial Interest, (ii) any Person other than the Agreed Beneficial Owner shall acquire any interest in the equity securities of ManagerCo, whether directly or indirectly, or (iii) any Person other than the Agreed Beneficial Owner shall Control ManagerCo.

      all or any part of Focus Shares or the issued and outstanding shares of ManagerCo shall become subject to any Encumbrance (other than any Encumbrance imposed by the Company's Memorandum and Articles of Association, this Agreement, the Shareholders Agreement or the Earnout Agreement), and such Encumbrance shall not be removed within fifteen (15) days of coming into existence.

      ManagerCoor the Agreed Beneficial Owner institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of ManagerCo or the Agreed Beneficial Owner and the appointment continues undischarged or unstayed for thirty (30) calendar days; or any proceeding under any Debtor Relief Law relating to ManagerCo or the Agreed Beneficial Owner or to all or any material part of the property thereof is instituted without the consent thereof and continues undismissed or unstayed for thirty (30) calendar days, or an order for relief is entered in any such proceeding; or

      ManagerCoor the Agreed Beneficial Owner shall be in breach of any of its obligations under this Agreement and shall not remedy such breach within fifteen (15) days after any Holder has delivered written notice to ManagerCo thereof.

                                                       Clawback Rights Agreement

      Notice. Promptly following the occurrence of an Event of Default, and in any event within three (3) days thereafter, ManagerCo shall deliver written notice of the Event of Default to each of the Holders and the Company.

      Additional Shares or Substituted Securities. In the event of the declaration of a share dividend, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Focus Shares, the Clawback Right under this 0 shall apply mutatis mutandis to any new, substituted or additional securities that by reason of such transaction are distributed with respect to any Focus Share, or into which such Focus Share thereby becomes convertible.

      Earnout Agreement. Following any exercise of the Clawback Rights hereunder, any rights enjoyed against ManagerCo by any of the Investors under the Earnout Agreement shall be enjoyed mutatis mutandis against the Holders in respect of the Equity Securities acquired by such Holders from ManagerCo pursuant to the Clawback Rights. None of the Holders shall transfer any Equity Securities acquired from ManagerCo in the exercise of the Clawback Rights hereunder until such time as all transactions required to occur at the Earnout Date (as defined in the Earnout Agreement) under the Earnout Agreement shall have been consummated. To the extent the Holders are required to transfer any Equity Securities to the Investors under this Section, such obligation to transfer Equity Securities shall be allocated proportionately among the Holders in accordance with the respective number of Equity Securities (determined on an as-if converted basis) acquired thereby in the exercise of the Clawback Rights.

Information Rights

      Disclosure of Beneficial Ownership. In furtherance of the intent of this
Agreement:

            On the date hereof, ManagerCo shall provide the Company with evidence reasonably satisfactory to the Company that the Agreed Beneficial Owner owns its full Agreed Beneficial Interest.

            Within fifteen (15) days after such time as any of the Company or the Holders may give written notice requesting such evidence, ManagerCo shall provide the Company or such Holder with evidence reasonably satisfactory to the Company or such Holder that no Event of Default has occurred. The right granted to the Company and the Holders under the preceding sentence of this paragraph 0 may be exercised as often as may be reasonably requested by the Company or any Holder.

      Other Information Rights. ManagerCo shall permit any representative designated by any of the Company or the Holders to inspect any of the properties or assets of ManagerCo, including, without limitation, ManagerCo's books of account and register of members, and to discuss its affairs, finances and accounts with its officers, employees, agents and lenders, all at such reasonable times and as often as may be reasonably requested.

      Accuracy of Records. ManagerCo will at all times keep records with respect to its issued and outstanding share capital (and any warrants, options and rights exercisable for its share capital and instruments convertible or exchangeable for its share capital) which are as accurate, complete and comprehensive as those customarily maintained by a reasonably prudent company.

                                                       Clawback Rights Agreement

Miscellaneous

      Termination. This Agreement shall terminate upon the closing of a Series C QPO.

      Binding Effect; Assignment. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors and permitted assigns. The rights of any Holder hereunder shall be assignable by such Holder to the extent it transfers any Equity Securities to any other Person. Except as provided above, this Agreement and the rights and obligations of any party hereunder shall not otherwise be assigned without the mutual written consent of the other parties.

      Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereunder.

      Dispute Resolution.

            Any dispute, controversy or claim (each, a "DISPUTE") arising out of or relating to this Agreement, or the interpretation, breach, termination or validity hereof, shall be resolved at the first instance through consultation between the parties to such Dispute. Such consultation shall begin immediately after any party has delivered written notice to any other party to the Dispute requesting such consultation.

            If the Dispute is not resolved within sixty (60) days following the date on which such notice is given, the Dispute shall be submitted to arbitration upon the request of any party to the Dispute with notice to each other party to the Dispute (the "ARBITRATION NOTICE").

            The arbitration shall be conducted in Hong Kong under the auspices of the Hong Kong International Arbitration Centre (the "CENTRE"). There shall be three (3) arbitrators. The claimants in the Dispute shall collectively choose one arbitrator, and the respondents shall collectively choose one arbitrator. The Secretary General of the Centre shall select the third arbitrator, who shall be qualified to practice law in the State of New York. If any of the members of the arbitral tribunal have not been appointed within thirty (30) days after the Arbitration Notice is given, the relevant appointment shall be made by the Secretary General of the Centre.

            The arbitration proceedings shall be conducted in English and Chinese. The arbitration tribunal shall apply the Arbitration Rules of the United Nations Commission on International Trade Law, as in effect at the time of the arbitration. However, if such rules are in conflict with the provisions of this Section 0, including the provisions concerning the appointment of arbitrator, the provisions of this Section 0 shall prevail.

            Each party to the arbitration shall cooperate with each other party to the arbitration in making full disclosure of and providing complete access to all information and documents requested by such other party in connection with such arbitration proceedings, subject only to any confidentiality obligations binding on such party.

            The award of the arbitration tribunal shall be final and binding upon the parties, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

                                                       Clawback Rights Agreement

            The arbitrators shall decide any dispute submitted by the parties to the arbitration tribunal strictly in accordance with the substantive law of the State of New York and shall not apply any other substantive law.

            Any party to the Dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

            During the course of the arbitration tribunal's adjudication of the dispute, this Agreement shall continue to be performed except with respect to the part in dispute and under adjudication.

            (j) The cost of arbitration (including legal, accounting and other professional fees and expenses reasonably incurred by any prevailing party with respect to the investigation, collection, prosecution and/or defense of any claim in the Dispute) shall be borne pro rata by each losing party.

      Language. The governing version of this Agreement is the English language version. Any translation of this Agreement into Chinese or any other language is for the convenience of the parties only.

      Amendments. Except as otherwise permitted herein, this Agreement and its provisions may be amended, changed, waived, discharged or terminated only by a writing signed by each of the parties hereto.

      Notices. All notices, claims, certificates, requests, demands and other communications under this Agreement shall be made in writing and shall be delivered to any party hereto by hand or sent by facsimile, or sent, postage prepaid, by reputable overnight courier services at the address given for such party on the signature pages hereof (or at such other address for such party as shall be specified by like notice), and shall be deemed given when so delivered by hand, or if sent by facsimile, upon receipt of a confirmed transmittal receipt, or if sent by overnight courier, five (5) calendar days after delivery to or pickup by the overnight courier service.

      Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto may reasonably request to give effect to the terms and intent of this Agreement.

      Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior written or oral understandings or agreements.

      Severability. If any provision of this Agreement shall be held invalid or unenforceable to any extent, the remainder of this Agreement shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

      Remedies Cumulative. The rights and remedies available under this Agreement or otherwise available shall be cumulative of all other rights and remedies and may be exercised successively.

                                                       Clawback Rights Agreement

      Counterpart Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      No Third Party Beneficiary. Nothing in this Agreement is intended to confer upon any Person other than the parties hereto and their respective successors and permitted assigns any rights, benefits, or obligations hereunder.

          [The remainder of this page has been left intentionally blank

                                                       Clawback Rights Agreement

      IN WITNESS WHEREOF the parties hereto have caused their duly authorized representatives to execute this Agreement as of the first date written above.

                                    FOCUS MEDIA HOLDING LIMITED

                                    By: /s/ Jiang Nanchun
                                        -----------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: CEO

                                    Address for notice:
                                    28th Floor, Zhao Feng World Trade Building,
                                    No. 369 Jiangsu Road,
                                    Shanghai, China
                                    Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                    Tel: 86-21-32124661
                                    Fax: 86-21-52400228

                                    JJ MEDIA INVESTMENT HOLDING LIMITED

                                    By: /s/ Jiang Nanchun
                                        ---------------------------------------
                                        Name: Jiang Nanchun [CHINESE CHARACTERS]
                                        Capacity: CEO

                                    Address for notice:
                                    28th Floor, Zhao Feng World Trade Building,
                                    No. 369 Jiangsu Road,
                                    Shanghai, China
                                    Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                    Tel: 86-21-32124661
                                    Fax: 86-21-52400228

                                                       Clawback Rights Agreement

                                       FARMAC HOLDING LIMITED

                                       By: /s/ Li Gang
                                           ------------------------------------
                                           Name: Li Gang
                                           Capacity: Authorized Signatory

                                       Address for notice:
                                       16E Tower 10, South Horizons
                                       Ap Lei Chau
                                       Hong Kong, PRC
                                       Attn: Li Gang
                                       Tel:
                                       Fax: 86-21-59880789

                                                       Clawback Rights Agreement

                                     SB CHINA HOLDINGS PTE LIMITED

                                     By: /s/ Wei Yu
                                         ------------------------------------
                                         Name: Wei Yu [CHINESE CHARACTERS]
                                         Capacity: Authorized Signatory

                                     Address for notice:
                                     28th Floor, Zhao Feng World Trade Building,
                                     No. 369 Jiangsu Road,
                                     Shanghai, China
                                     Attn: Wei Yu [CHINESE CHARACTERS]
                                     Tel: 86-21-32124668
                                     Fax: 86-21-52400958

                                                       Clawback Rights Agreement

                                      ELITE SELECT GROUP LIMITED

                                      By: /s/ Yang Chang Bo
                                          ------------------------------------
                                          Name: Yang Chang Bo
                                          Capacity: Authorized Signatory

                                      Address for notice:
                                      P.O. Box 957
                                      Offshore Incorporations Center
                                      Road Town, Tortola
                                      British Virgin Islands
                                      Attn: Yang Chang Bo
                                      Tel:
                                      Fax: 86-10-6433-6600

                                                       Clawback Rights Agreement

                                      DRAPER FISHER JURVETSON EPLANET
                                        PARTNERS FUND, LLC

                                      By: /s/ John Fisher
                                          ------------------------------------
                                          Name: John Fisher
                                          Capacity: Authorized Signatory

                                      Address for notice:
                                      2882 Sand Hill Road, Suite 150,
                                      Menlo Park, CA 94025
                                      USA
                                      Attn: John Fisher
                                      Tel:
                                      Fax: 1-650-223-9233

                                                       Clawback Rights Agreement

                                      DRAPER FISHER JURVETSON EPLANET
                                        PARTNERS GMBH & CO. KG

                                      By: /s/ John Fisher
                                          ------------------------------------
                                          Name: John Fisher
                                          Capacity: Authorized Signatory

                                      Address for notice:
                                      2882 Sand Hill Road, Suite 150,
                                      Menlo Park, CA 94025
                                      USA
                                      Attn: John Fisher
                                      Tel:
                                      Fax: 1-650-223-9233

                                                       Clawback Rights Agreement

                                      DRAPER FISHER JURVETSON EPLANET
                                        VENTURES L.P

                                      By: /s/ John Fisher
                                          ------------------------------------
                                          Name: John Fisher
                                          Capacity: Authorized Signatory

                                      Address for notice:
                                      2882 Sand Hill Road, Suite 150,
                                      Menlo Park, CA 94025
                                      USA
                                      Attn: John Fisher
                                      Tel:
                                      Fax: 1-650-223-9233

                                                       Clawback Rights Agreement

                                      MILESTONE DIGITAL MEDIA HOLDINGS
                                        LIMITED

                                      By: /s/ Yunli Lou
                                          ------------------------------------
                                          Name: Yunli Lou [CHINESE CHARACTERS]
                                          Capacity: Authorized Signatory

                                      Address for notice:
                                      Unit 1805, Minfang Tower
                                      593 Fuxing Road
                                      Shanghai China
                                      Attn: Yunli Lou [CHINESE CHARACTERS]
                                      Tel:
                                      Fax: 86-21-24028398

                                                       Clawback Rights Agreement

                                      VENTURE TDF TECHNOLOGY FUND III L.P.

                                      By: /s/ Tina Ju
                                          ------------------------------------
                                          Name: Tina Ju
                                          Capacity: Authorized Signatory

                                      Address for notice:
                                      2102 China Merchants Tower
                                      161 East Lujiazui Road
                                      Shanghai, China
                                      Attn: Tina Ju
                                      Tel:
                                      Fax: 86-21-52400078

                                                       Clawback Rights Agreement

                                      SPRINGBOARD-HARPER TECHNOLOGY
                                        FUND (CAYMAN) LTD.

                                      By: /s/ Peter Liu
                                          ------------------------------------
                                          Name: Peter Liu [CHINESE CHARACTERS]
                                          Capacity: Authorized Signatory

                                      Address for notice:
                                      806 IBM Tower
                                      Pacific Century Place
                                      2A Gonti Bei Lu
                                      Chaoyang District
                                      Beijing, China
                                      Attn: Peter Liu [CHINESE CHARACTERS]
                                      Tel:
                                      Fax: 86-10-65391367

                                                       Clawback Rights Agreement

                                      SPRINGBOARD-HARPER TECHNOLOGY
                                        FUND PTE LTD.

                                      By: /s/ Peter Liu
                                          ------------------------------------
                                          Name: Peter Liu [CHINESE CHARACTERS]
                                          Capacity: Authorized Signatory

                                      Address for notice:
                                      806 IBM Tower
                                      Pacific Century Place
                                      2A Gonti Bei Lu
                                      Chaoyang District
                                      Beijing, China
                                      Attn: Peter Liu [CHINESE CHARACTERS]
                                      Tel:
                                      Fax: 86-10-65391367

                                                       Clawback Rights Agreement

                                      HANNIBAL INTERNATIONAL LIMITED

                                      By: /s/ Peter Liu
                                          -------------------------------------
                                          Name: Peter Liu [CHINESE CHARACTERS]
                                          Capacity: Authorized Signatory

                                      Address for notice:
                                      806 IBM Tower
                                      Pacific Century Place
                                      2A Gonti Bei Lu
                                      Chaoyang District
                                      Beijing, China
                                      Attn: Peter Liu [CHINESE CHARACTERS]
                                      Tel:
                                      Fax: 86-10-65391367

                                                       Clawback Rights Agreement

                                      INTERNATIONAL NETWORK CAPITAL
                                        GLOBAL INVESTMENT LIMITED (BVI)

                                      By: /s/ Peter Liu
                                          -------------------------------------
                                          Name: Peter Liu [CHINESE CHARACTERS]
                                          Capacity: Authorized Signatory

                                      Address for notice:
                                      806 IBM Tower
                                      Pacific Century Place
                                      2A Gonti Bei Lu
                                      Chaoyang District
                                      Beijing, China
                                      Attn: Peter Liu [CHINESE CHARACTERS]
                                      Tel:
                                      Fax: 86-10-65391367

                                                       Clawback Rights Agreement

                                     CDH FM LIMITED

                                     By: /s/ Wu Shang Zhi
                                         ------------------------------------
                                         Name: Wu Shang Zhi [CHINESE CHARACTERS]
                                         Capacity: CEO

                                     Address for notice:
                                     38/F Tower 1, Lippo Centre
                                     89 Queensway
                                     Hong Kong, PRC
                                     Attn: Wu Shang Zhi [CHINESE CHARACTERS]
                                     Tel:
                                     Fax: 86-852-22309898

                                                       Clawback Rights Agreement

                                      CMF TECHNOLOGY FUND LTD.

                                      By: /s/ Luke Lu
                                          ------------------------------------
                                          Name: Luke Lu [CHINESE CHARACTERS]
                                          Capacity: CEO

                                      Address for notice:
                                      Unit 115, Lippo Plaza,
                                      No. 222, Huaihai Zhong Lu,
                                      Shanghai, PRC
                                      Attn: Jun Shen
                                      Tel:
                                      Fax: 86-21-53965530

                                                       Clawback Rights Agreement

                                      SNOW HILL DEVELOPMENT LIMITED

                                      By: /s/ [CHINESE CHARACTERS]
                                          ------------------------------------
                                          Name: [CHINESE CHARACTERS]
                                          Capacity: CEO

                                      Address for notice:
                                      9/F., China Merchants Building,
                                      No. 152-155 Connaught Road Central,
                                      Hong Kong
                                      Attn: [CHINESE CHARACTERS]
                                      Tel: 00852-25817888
                                      Fax: 00852-25812833

                                                       Clawback Rights Agreement

                                      SHANGHAI VENTURE CAPITAL (HONG
                                        KONG) COMPANY LIMITED

                                      By: /s/ Zhiyin Chen
                                          ------------------------------------
                                          Name: Zhiyin Chen [CHINESE CHARACTERS]
                                          Capacity: Authorized Signatory

                                      Address for notice:
                                      Unit A311
                                      900 Yishan Road
                                      Shanghai, China
                                      Attn: Zhiyin Chen [CHINESE CHARACTERS]
                                      Tel:
                                      Fax: 86-21-54234177

                                                       Clawback Rights Agreement

                                     MULTIMEDIA PARK VENTURE CAPITAL LIMITED

                                     By: /s/ Wei Yu
                                         ------------------------------------
                                         Name: Wei Yu [CHINESE CHARACTERS]
                                         Capacity: CEO

                                     Address for notice:
                                     28th Floor, Zhao Feng World Trade Building,
                                     No. 369 Jiangsu Road,
                                     Shanghai, China
                                     Attn: Wei Yu [CHINESE CHARACTERS]
                                     Tel: 86-21-32124668
                                     Fax: 86-21-52400958

                                                       Clawback Rights Agreement

                                     UNITED CHINA INVESTMENT LIMITED

                                     By: /s/ Wei Yu
                                         ------------------------------------
                                         Name: Wei Yu [CHINESE CHARACTERS]
                                         Capacity: CEO

                                     Address for notice:
                                     28th Floor, Zhao Feng World Trade Building,
                                     No. 369 Jiangsu Road,
                                     Shanghai, China
                                     Attn: Wei Yu [CHINESE CHARACTERS]
                                     Tel: 86-21-32124668
                                     Fax: 86-21-52400958

                                                       Clawback Rights Agreement

                                     CHINA ALLIANCE INVESTMENT LIMITED

                                     By: /s/ Wei Yu
                                         ------------------------------------
                                         Name: Wei Yu [CHINESE CHARACTERS]
                                         Capacity: CEO

                                     Address for notice:
                                     28th Floor, Zhao Feng World Trade Building,
                                     No. 369 Jiangsu Road,
                                     Shanghai, China
                                     Attn: Wei Yu [CHINESE CHARACTERS]
                                     Tel: 86-21-32124668
                                     Fax: 86-21-52400958

                                                       Clawback Rights Agreement

                                     POWERFUL TEAM ENERGY INVESTMENTS LIMITED

                                     By: /s/ Lin Shou Kang
                                         ------------------------------------
                                         Name: Lin Shou Kang
                                         Capacity: Authorized Signatory

                                     Address for notice:
                                     Drake Chambers
                                     P.O. Box 3321
                                     Road Town, Tortola
                                     British Virgin Islands
                                     Attn: Lin Shou Kang
                                     Tel:
                                     Fax: 86-10-69406102

                                                       Clawback Rights Agreement

                                     JIANG NACHUN [CHINESE CHARACTERS]

                                     By: /s/ Jian Nanchun [CHINESE CHARACTERS]
                                         -------------------------------------
                                         Name: Jian Nanchun [CHINESE CHARACTERS]
                                         Capacity:

                                     Address for notice:
                                     28th Floor, Zhao Feng World Trade Building,
                                     No. 369 Jiangsu Road,
                                     Shanghai, China
                                     Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                     Tel: 86-21-32124661
                                     Fax: 86-21-5240022

                                                       Clawback Rights Agreement

                                     GS FOCUS HOLDING LIMITED

                                     By: /s/ David Chou
                                         -------------------------------------
                                         Name: David Chou
                                         Capacity: Authorized Signatory

                                     Address for notice:
                                     68/F Cheung Kong Center
                                     2 Queen's Road Central
                                     Hong Kong
                                     Attn: David Chou
                                     Tel: 852-2978-1151
                                     Fax: 852-2978-0440

                                                       Clawback Rights Agreement

                                     3I GROUP PLC

                                     By: /s/ Cheng Sim Tan
                                         -------------------------------------
                                         Name: Cheng Sim Tan
                                         Capacity: Authorized Signatory

                                     Address for notice:
                                     Suite 1903, 19/F
                                     Two International Finance Centre
                                     8 Finance Street
                                     Central, Hong Kong
                                     Attn: Cheng Sim Tan
                                     Tel: 852-2901-8188
                                     Fax: 852-2537-7886

                                     with a copy to:
                                     3i Investments plc
                                     80 Raffles Place
                                     #33-20 UOB Plaza 2
                                     Singapore 048624
                                     Attn: Cheng Sim Tan
                                     Tel: 65-6438-3131
                                     Fax: 65-6536-2429

                                                       Clawback Rights Agreement

                                     3I ASIA PACIFIC TECHNOLOGY LP

                                     Acting by its manager, 3i Investment plc

                                     By: /s/ Cheng Sim Tan
                                         -------------------------------------
                                         Name: Cheng Sim Tan
                                         Capacity: Authorized Signatory

                                     Address for notice:
                                     Suite 1903, 19/F
                                     Two International Finance Centre
                                     8 Finance Street
                                     Central, Hong Kong
                                     Attn: Cheng Sim Tan
                                     Tel: 852-2901-8188
                                     Fax: 852-2537-7886

                                     with a copy to:
                                     3i Investments plc
                                     80 Raffles Place
                                     #33-20 UOB Plaza 2
                                     Singapore 048624
                                     Attn: Cheng Sim Tan
                                     Tel: 65-6438-3131
                                     Fax: 65-6536-2429

                                                       Clawback Rights Agreement

                                     3I ASIA PACIFIC 2004-06 LP

                                     Acting by its manager, 3i Investment plc

                                     By: /s/ Cheng Sim Tan
                                         -------------------------------------
                                         Name: Cheng Sim Tan
                                         Capacity: Authorized Signatory

                                     Address for notice:
                                     Suite 1903, 19/F
                                     Two International Finance Centre
                                     8 Finance Street
                                     Central, Hong Kong
                                     Attn: Cheng Sim Tan
                                     Tel: 852-2901-8188
                                     Fax: 852-2537-7886

                                     with a copy to:
                                     3i Investments plc
                                     80 Raffles Place
                                     #33-20 UOB Plaza 2
                                     Singapore 048624
                                     Attn: Cheng Sim Tan
                                     Tel: 65-6438-3131
                                     Fax: 65-6536-2429

                                                       Clawback Rights Agreement

                                     KTB/UCI CHINA VENTURES LIMITED

                                     By: /s/ Wei Yu
                                         -------------------------------------
                                         Name: Wei Yu [CHINESE CHARACTERS]
                                         Capacity: CEO

                                     Address for notice:
                                     28th Floor, Zhao Feng World Trade Building,
                                     No. 369 Jiangsu Road,
                                     Shanghai, China
                                     Attn: Wei Yu [CHINESE CHARACTERS]
                                     Tel: 86-21-32124668
                                     Fax: 86-21-52400958

                                                       Clawback Rights Agreement

                                     MAX WEALTH ENTERPRISES LIMITED

                                     By: /s/ Nei Shen
                                         ------------------------------------
                                         Name: Nei Shen [CHINESE CHARACTERS]
                                         Capacity: Director

                                     Address for notice:
                                     8A, No. 2 Conduit Road, Mid Levels,
                                     Hong Kong
                                     Attn: Neil Shen [CHINESE CHARACTERS]
                                     Tel: 852-2169-0911
                                     Fax: 852-2169-0920

                                                       Clawback Rights Agreement

                                     JIANG NACHUN [CHINESE CHARACTERS]

                                     By: /s/ Jian Nanchun [CHINESE CHARACTERS]
                                         -------------------------------------
                                         Name: Jian Nanchun [CHINESE CHARACTERS]
                                         Capacity:

                                     Address for notice:

                                     28th Floor, Zhao Feng World Trade Building,
                                     No. 369 Jiangsu Road,
                                     Shanghai, China
                                     Attn: Jiang Nanchun [CHINESE CHARACTERS]
                                     Tel: 86-21-32124661
                                     Fax: 86-21-5240022

                                                       Clawback Rights Agreement

                             SCHEDULE A - INVESTORS

1. GS Focus Holding Limited, an exempted company organized and existing under the laws of Cayman Islands

2.    3i Group plc, a company organized and existing under the laws of England

3. 3i Asia Pacific Technology LP, a limited partnership duly organized and existing under the laws of England

4. 3i Asia Pacific 2004-06 LP, a limited partnership duly organized and existing under the laws of England

5. KTB/UCI China Ventures I Limited, an international business company organized and existing under the laws of the British Virgin Islands

6. Max Wealth Enterprises Limited, an international business company organized and exiting under the laws of the British Virgin Islands

                                                       Clawback Rights Agreement
                                                                      Schedule A

                    SCHEDULE B - EXISTING PREFERRED HOLDERS

1. United China Investment Limited, an international business company organized and existing under the laws of the British Virgin Islands

2. China Alliance Investment Limited, an international business company organized and existing under the laws of the British Virgin Islands

3. SB China Holdings Pte Ltd., a company organized and existing under the laws of Sigapore

4. Shanghai Venture Capital (Hong Kong) Co., Ltd., a company organized and existing under the laws of Hong Kong

5. Multimedia Park Venture Capital Limited, an international business company organized and existing under the laws of the British Virgin Islands

6. Snow Hill Developments Limited, an international business company organized and existing under the laws of the British Virgin Islands

7. CMF Technology Fund I Ltd., a company organized and existing under the laws of Cayman Islands

8. Draper Fisher Jurvetson ePlanet Ventures L.P., a company organized and existing under the laws of Cayman Islands

9. Draper Fisher Jurvetson ePlanet Ventures GmbH & Co. KG, a company organized and existing under the laws of Germany

10. Draper Fisher Jurvetson ePlanet Partners Fund, LLC, a limited liability company organized and existing under the laws of the State of California

11. CDH FM Limited, an international business company organized and existing under the laws of the British Virgin Islands

12. International Network Capital Global Fund, a company organized and existing under the laws of Cayman Islands

13. International Network Capital Investment Limited (BVI), an international business company organized and existing under the laws of the British Virgin Islands

14. Hannibal International Limited, a company organized and existing under the laws of Cayman Islands

                                                       Clawback Rights Agreement
                                                                      Schedule A

15. Springboard-Harper Technology Fund Pte Ltd., a company organized and existing under the laws of Cayman Islands

16. Springboard-Harper Technology Fund (Cayman) Ltd., a company organized and existing under the laws of Cayman Islands

17. Venture TDF Technology Fund III L.P, a company organized and existing under the laws of Cayman Islands

18. Milestone Digital Media Holding Ltd., an international business company organized and existing under the laws of the British Virgin Islands

19. Elite Select Group Limited, an international business company organized and existing under the laws of the British Virgin Islands

20. Farmac Holdings Limited, an international business company organized and existing under the laws of the British Virgin Islands

21. Powerful Team Energy Investments Limited, an international business company organized and existing under the laws of the British Virgin Islands

                                       3